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On June 5, 2012, AOL Inc., (the “Company”) made available the below transcript of opinions publicly expressed by Mr. Tim Armstrong, Chairman and CEO of the Company, at the Needham & Company LLC Internet & Digital Media Conference on June 5, 2012.

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EDITED TRANSCRIPT

AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

EVENT DATE/TIME: JUNE 05, 2012 / 3:00PM GMT

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

CORPORATE PARTICIPANTS

Tim Armstrong *AOL Inc. - Chairman & CEO*

PRESENTATION

Unidentified Participant

(audio in progress) He is the Chairman and CEO of AOL, and we are going to start with the hard question in the room which is, let's start with Starboard. So as you guys all know in this room, Starboard has taken a 5% position in AOL. And what is it now, six months now; six months ago now?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

And I want to know, I guess I want to start first is how does that change your life as a CEO? What does it mean when an activist shareholder like Starboard comes into a company that you're running? How has it changed your focus? I know the patent sales, kind of they're taking credit for, you're taking credit for. Who gets the credit for the $10 a share that you have created from the patent sale. Let's talk about Starboard first.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Sure. So, first and foremost, thanks for coming to listen and I would love to take any questions people have in the audience.

Unidentified Participant

Can you hear him? Is his mic high enough? Is your phone off, because Joe and I had to disarm ourselves because the phone started squeaking.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So, basically the effect – well, first and foremost, I think we feel really good about where we stand as a company, and I think coming from the worst merger in history to the point where we are now – you know, in Q1 we were (inaudible). We were $5 million away from OIBDA growth overall as a business. Is that annoying, the static?

Unidentified Participant

Can you hear him? Oh, that's better. Electronics.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So basically -- overall, let me just set the contract set and then we can talk about Starboard. So the Company two years ago we started to unwind, went public and unwound the worst merger in history. And I think from that standpoint, we feel really good about the progress that we have made in the business. And I think the transformation of AOL has really had two components to it. The first component is really a refocus on AOL. I think when you see things like search and access and some of those other businesses that we have been able to dramatically improve, which were down

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

double-digit a couple years ago, and now we have announced quarter-over-quarter the best results in an AOL kind of core business possible is one.

And then two is the areas that we have been investing in, which I think are really important overall as a business, are areas where we fundamentally believe the future is at. And I think just to cut right to the chase in the Starboard situation, I think investors are facing kind of a binary choice --

---

Unidentified Participant

Next week, right? They are facing the choice next week.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Next week in Boston. And that binary choice is whether or not you are a long-term investor or a short-term investor. And I think from the standpoint of what Starboard has said publicly – I have heard different things from them in private, and even I think some of their messages publicly have been mixed over time. But if you don't mind, I am going to be super direct.

Unidentified Participant

He's super direct.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Because in general, that is how I am. So if you look at our kind of stock price overall and look at the recovery I think AOL has had, it has been really driven by three major things. One is the operational improvements we have made to the Company and just an overall recovery in the metrics and beating Wall Street three quarters in a row. That had a serious uptick in terms of what the Company performance was overall.

Second thing is the share buyback we did last summer after we had brought our guidance down a little bit going forward and the stock had gotten pounded in the middle of the European crisis overall. But our Board immediately approved the $250 million buyback of stock, so we have been able to reduce the outstanding shares by 14% overall as a business.

And I think those two things, if you just take the patent transaction out, had a very meaningful uptick. And those were all driven by our Board, by the management team, no Starboard involvement. And then this is the point I will be really direct about, because I think it is really insincere on the Starboard front.

Unidentified Participant

Okay.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

On the patent transaction which was – last July we hired advisers as a business after we saw the Nortel transaction for patents. And one of the things we had done when we spun out of Time Warner is hold our patents and we negotiated pretty heavily to take them with us on the way out of Time Warner, number one.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

And then number two is we didn't license them, and that was a topic inside the Company that came up many times and people asked me about it and I said no, based on the fact that when you license patents you get money for them, but overall it becomes less valuable if you ever want to sell them. And AOL had probably the largest virgin patent portfolio or unencumbered with no license against them in the Internet space.

And I think the patent laws changed to kind of a first-use basis. which means by us owning those patents without licensing them and having them unencumbered, there was a tremendous amount of value there. So we kind of kept them in our vault. And when the Nortel transaction happened, we hired outside advisers, spent the summer kind of looking at the patents.

And then in September we made a management decision to basically start pursuing it in more detail in terms of getting more information to the Board, those things. November we had a transactions committee, and in December 14 Board meeting we basically said, now is the time. So let's start the process. And from that process point forward, this first Starboard letter we got was a weak letter on my birthday –.

Unidentified Participant

That's right, on your birthday. Happy birthday. Excellent.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

December 21. So Starboard basically sent a letter to the Wall Street Journal essentially, a nine page letter, saying how AOL needed to do nine pages worth of stuff. In it there was zero mention of any patent transaction --

---

Unidentified Participant

I didn't know that.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

– at all. And then subsequently they met with us, came in and we essentially told them -- I think one of my first quotes to the Starboard people when they came in was we are going to make you guys look really good. Because they had basically sent this nine page letter out saying they are getting involved in the Company, having no idea there was an IP transaction that we were working on and we had good performance in the Company during Q4, which I don't think they were counting on.

So from our standpoint, you get up to the first point where the patent transaction letter comes out from Starboard, and it is essentially says you should license these patents –.

Unidentified Participant

Right, and then like two weeks later you did.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so the reality is the first time they ever heard about it was from me.

Unidentified Participant

From you, okay.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

The second thing, which is a very big piece of information I think investors should take into account, the patent transaction since we started last July and got organized around it, the transaction actually happened on a Saturday – got started on a Saturday afternoon when I had a discussion with one of the principals from another company in Silicon Valley, one of the major Internet companies.

So from that standpoint, that process, those discussions and everything else did not include Starboard. And I think it has been really disingenuous for what Starboard has been claiming in terms of how they've helped the Company out, because in actuality, I think they have actually damaged the Company. Because while this patent process was going on, the letter they put out also said we should sell some assets to shield some of the taxes if we are going to do a patent transaction in the middle of the advertising upfront.

Unidentified Participant

When you have so many NOLs, it is like what you don't need to do is sell more assets.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Right, so from the standpoint I just want to be very clear about this, the choice investors are facing is the advice -- I'm assuming Starboard took a lot of time and energy to focus on the nine page letter and some of the other stuff they have put out. Their transaction, even on the IP stuff after we told them about it, was to basically take the Yahoo! patent style of licensing them. And for those of you that have been watching that situation, you end up having to essentially sue to get the maximum value of your partners to do that –.

Unidentified Participant

Like you mean the Yahoo! suit on Facebook, is what you're suggesting.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, the Yahoo! with Facebook. So from our standpoint, you have a company of people who are basically taking the worst merger in history, reduce $0.5 billion in cost, sold non-core assets, invested in places where the future is going. We did the buyback, we did the operational improvements, we did the patent transaction. Those things -- every single one of those things Starboard was not involved in.

And I think if you look at our share price and where we are going as a Board and management team, I would also point out you don't have to look far and wide in our industry to see Boards that haven't functioned properly and what the outcomes have been. And I think from the standpoint of even – you take the case where – and Yahoo!'s new CEO is a friend of mine, so it wasn't on his watch. But the reality is the transactions they have done recently haven't added to their share price, haven't added to the outcomes.

And I think part of it is the style of what they did, because investors in our space tend to be very long-term investors. When you look at our competitive stats, the Amazons, the eBays, the Googles, those things, this is not a short-term thinking group of people. And I think actually what you are going to see is a negative reaction from investors. You have already seen it. I mean the first time Starboard sent a letter to us, the stock went up by 2%. Every subsequent time they sent stuff out, there has been a negative reaction from investors.

Unidentified Participant

And you said this is a new front. So when we did the digital upfront, you said it was very troubling to have this kind of chaos with your advertisers because the uncertainty just drives people to use a different platform to (multiple speakers).

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Or they wait, I mean in our business --.

Unidentified Participant

Or they wait.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

In our business, we do very large incremental buys with people and this happens to be during the upfront people season when people do buys. So the reality is I know most of the major CEOs around the world, either of companies or of advertising agencies, and it probably took it -- so back to your original question, it took a tremendous amount of time and energy during Q1. And we stayed very focused on operating and did a great job during Q1 operating, and the same thing in Q2.

But the reality is, you have somebody -- you're trying to sell something and you have somebody standing outside your store screaming, don't buy this, this is a bad idea. So the initial thing, whenever that situation would happen is it takes a lot more time, energy and focus. And look, I think the bottom line is line is our Board -- we have already changed two Board members in the last two years.

We had a search ongoing for two more additional Board members. We tried to settle with Starboard. We offered them two mutually agreed to Board seats. We want best athletes, best people we can put on our Board. The reality is where we are as a business today, AOL being $5 million away from OIBDA growth in Q1, we have a three-time multiple basically to remove the cash. I mean you would have to argue me off the ledge to say our multiple is not going to expand as we get it back into a growth business.

And I wonder what the stock price would be today if we had hit OIBDA growth, done the patent transaction and didn't have Starboard in the stock. I think the stock would be much higher. And just so you guys know, I am the single largest personal investor in the Company. I've put tens of millions of dollars at half market rates into the Company --.

Unidentified Participant

At higher rates now.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

At higher rates now. Actually it's -- I'm --.

Unidentified Participant

Around breakeven?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

No, no, it was at 23, 22.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

Okay. So let's talk about this. You kind of framed the Starboard vote – or the vote next week is kind of long-term/short-term. So let's talk about the case for why should people should be in AOL for the long term, and let's start with the access business which is the smallest business --Artie is running it -- but that is what people think of. They think about that deterioration cash flow stream that is really funding Patch and Devil and some of these. So let's start with that.

One of the things I've noticed from the P&L is the losses have been mitigated, which is to say we have gone from kind of a negative 25% comp, negative 22%, negative 19%. The most recent quarter was your best quarter, shrunk the least, 15%. So talk to me about that trajectory. What do you do in this kind of -- I want to say fixed in the assets business, but I can't because it is not breakeven. Tell me what you are doing and how far that goes. Can I get growth in the access business?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, there are two things we are doing there. And Artie, by the way, has done a tremendous job –.

Unidentified Participant

He is their CFO. Artie Minson, CFO.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

He is the CFO. And Artie, I mean one of the things we're also working on just I think as we -- the first part of the turnaround was basically cleaning up stuff that you guys don't see and don't care about. I mean you probably care about as investors but don't see, which is the entire infrastructure of the Company including the access business, was on tandem servers which they don't make anymore. And when I got to the Company we were ordering spare parts off of eBay for those servers.

So the cleanup process we have taken over the last couple of years has basically cleaned up the entire structure. Now we are breaking the Company into basically focusing on our brand areas, the AOL membership brand which Artie has been leading, the content brands and then the advertising brands. And when you look at the AOL membership brands which Artie has been running, we have done two pretty simple things. Number one is we talk to the customers. And that sounds bizarre, but when I got to the Company, the access people weren't allowed to come to meetings.

Unidentified Participant

Because they were no?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Because I think basically at one point, the Company had decided that the access users were the old business, and everything else was the new business. So one of the things we did is very heavily started to communicate back out with the access customers. And the second thing we have done which has really been driven by Artie, which has been amazing, is really start to put very heavy services. So if you are a member of ours, like we think one of the big opportunities on the Internet is to have a membership overall, and a lot of the companies on the Internet don't treat people as people.

Unidentified Participant

That's true.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And that is one of the things we are focused on. So I think we have added a lot of additional value. So you have essentially better customer service and more customer communication. And two is you have a lot more value being driven into that --.

Unidentified Participant

These bundles, isn't it exciting to bundle?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- business. And then the next phase of what we're working on there which is important is we have really started to think more about bundling services together almost like a cable bundle --.

Unidentified Participant

Like security services. He comes from the cable business; he comes from Time Warner Cable.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And what you find is actually that people on the subscription side of the business -- eCommerce has been big on the Web, Amazon and those type of properties -- there is a lot of businesses turning to subscription businesses, but you don't want 50 bills. And AOL can curate a bundle of subscription services for you. We are having success with that, and I think that is one of the things that is leading to the success of --.

Unidentified Participant

Lower churning rates.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Lower churn rates.

Unidentified Participant

Higher ARPUs.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Higher ARPUs, and essentially --.

Unidentified Participant

And rebranding kind of the products, more of a premium product, because I know they are in security.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Premium products, yes, a lot of security stuff we did, but now we are starting to go more premium, starting to go more content related. And we have a billing system -- this is one of the assets the Company has that can bill 50 million people a month.

Unidentified Participant

That's amazing.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And has a thing called OBI, which is a payment system inside the Company which allows us to plug into other people's payment system. So from the standpoint of us understanding that business -- and we haven't been fully probably shouting from the rooftops about it because we have been really working on it. But I think over the next six months, investors will start to see more and more value come out of that business from a membership --.

Unidentified Participant

Negative 15% in the most recent quarter. Can it get to zero?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I don't know if it gets to zero. I wouldn't want to set that expectation, but I think we -- the people we have working on that business are exceptional at it. And I think that the improvements -- when you start to look through the improvements we have done in that business and look how consistent they are, I would hope it is going to get better.

Unidentified Participant

Well, it has come down I guess 1000 basis points. It was negative 25% a year ago; now it is negative 15%. I mean, that is quite a trajectory. That's huge.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

That's huge, yes.

Unidentified Participant

Let's move to Patch. Squarely, the most controversial piece of your business simply because it is using money the fastest.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

9

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

Talk to us about kind of where you are on Patch in terms of spending, where you are -- I am really much more interested myself in the revenue line, what is happening. I know you have surpassed so far all of the revenue from last year this year year-to-date.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

How big could it be? And I'm thinking more in asking that question not only this year, which the room is interested in, but three years out how big could it be? We just heard Joe talk – Pandora -- about going after the $17 billion local radio market. Talk to me about what percent of what market you could – the market opportunity, how big could you be at Patch?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so let me -- I will explain very quickly what Patch is again.

Unidentified Participant

Yes, please.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So people know. So basically, Patch is a platform that we put into communities in the United States that have between 15,000 and 75,000 consumers in them. We stack ranked the 18,000 communities in the United States by a 59 point algorithm, which basically laid out the top GDP towns in the United States. And we ran a second algorithm to say how you should cluster them together.

So we essentially took the Walmart strategy of the places where there are weaker competition, where there is more fragmentation and by putting a platform in, you can aggregate a lot of traffic.

Unidentified Participant

And it's a local, text-based content platform on the web, right?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, on the web, and we just actually -- we just launched with Tribune Company video, so we're doing a lot of video on Patch now. And we just launched locally in New York, we are testing on the local stations there's Patch reports in the Tribune station, and we're going to be rolling out more broadly across the country.

We also are big partners with Howard Schultz at Starbucks, and we provide all the local community news on the Starbucks wireless network as well. So essentially, we have gone to these towns. We treat them like college campuses, the people in these towns, except you don't graduate in four years.

10

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

People tend to live in these communities for long periods of time -- 13, 15, 18 years. The businesses don't change that often, so what you essentially have is a sort of a petri dish of people who are in the same communities, have a huge need for local news and information, and also want a community platform to be able to share in a commerce area.

And so from that standpoint, we have basically built -- I think we are probably the largest producer of local content every day in the US right now. On a post-tax basis, we will end up spending a couple hundred million dollars to $300 million on this platform. And the platform I think serves one of the biggest individual consumer needs, and I think there's two people investing in local community news and information at this point. It is us and Warren Buffett.

And if you read Warren Buffett's letter, he basically says when is the next time you're going to wake up and not want local community information? And that is the same premise we have taken. So 16 months ago we started hiring a sales force, and we went – we got about $15 million, $16 million in revenue last year. It's going to $40 million to $50 million this year.

And if you look basically back historically at Internet companies is you look at traffic growth in the first two years of a product and revenue growth in the first two years of a product, you start to see that Patch actually has meaningful metrics in terms of what the possibilities are. You double that down and the fact that the assets in these towns don't move. So we have --.

Unidentified Participant

You mean in the businesses or the people?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

People, businesses, institutions. We have a healthy, ongoing relationship with the people in these communities. It is not a one and done. We are not sending them an e-mail with a deal attached to it that is good for the consumer. I'm not great for the merchant. We basically have –.

Unidentified Participant

These are relationships.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

We have relationships. We think of this in decade-long the type relationships with these people. And two reasons -- I think in the Starboard situation because they have used Patch as probably their number one target as the attack --.

Unidentified Participant

Sure.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Number one is they did this study which we were out seeing investors, and these investors actually got savvy to the questions that Starboard was asking. They were asking these very negatively driven questions which the information they put in the deck against us basically I would say is the antithesis of what Patch is.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

And then two is, which is really important I think, when you think about the opportunity level at Patch and what Starboard has really been attacking with Patch, they look at it from a top-down basis. And essentially the person who runs Starboard came in in the media and he just said, I just don't believe in it. It is just not possible; it is not going to work. And we said, why? And so he kind of gave this like, oh, there's a lot of dead soldiers on the local hill and nobody has figured this out.

And the issue is opportunities are opportunities because generally people don't understand them. And I think the case with Starboard if they don't understand Patch. And what Patch is is we look at it from a town by town basis, which is what does it cost to run a town? What is the revenue from traditional media in that town, and what is the commerce revenue in that town?

So our average town has probably between $10 million and $20 million of media at the ZIP code level that is going to go digital. Consumer is going digital; it is going to go digital. Two is we generally get 60% plus -- sometimes up 80%, 90% of the people who live in a residence in a town on Patch every month. So if you assume people are still going to want to market to people in those communities, and we are able to get 60%, 70%, 80% of the people in that town on our platform, Patch looks like a good opportunity.

A lot of the -- there are some great reports actually out about the local newspaper space where some of the Patch communities we are in, the local newspapers do $5 million, $10 million, $15 million, $20 million. Doesn't count radio, doesn't count anything else targeted at that space. So from our standpoint, Patch has cost us $140,000 to $180,000 probably per town.

We have a whole set of light patches coming out now which are even lower costs overall, and for us, basically, we have enough salespeople to kind of cover 200, 300 patches. There are a whole bunch of patches that aren't covered. National advertises love Patch, which Starboard says they don't, but we have --.

Unidentified Participant

Because you can network them together.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

You can network them together, and then we can also test by town size and vertical what works in the community. If you are Bank of America and you own Merrill Lynch, you have all these things, you may have $5 million, $10 million invested in one ZIP code as one corporation. Home Depot, the same thing, so from our –

Unidentified Participant

They can test something and then see if they want to roll it out nationally.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, and let me give you an example. We recently just did a test through the launch of The Hunger Games, the movie. It's a great movie if you haven't --.

Unidentified Participant

Great movie, seen it three times.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And we tested the difference between using Patch to take some patches, and test the IMAX, whether or not people wanted to go see it at IMAX. And we could lift [butts and feeds] to the IMAX movie, and we had a 260% engagement lift for them. So the commerce is done locally. Commerce on the web is done quickly, is growing quickly.

Off-line commerce driven by online information is projected to grow equally as online commerce is. And I think we want to be the Company that basically takes people from pages on their mobile device or web down to parking lots. And from that situation I think Patch is – I will say this also which is different than I think the way it has gotten painted in the Starboard situation. Starboard claims people aren't interested in Patch.

The renewal rates are low from advertisers, which is not true, but too is I think some of the smartest CEOs on the planet basically have met with us about Patch. And all of them see it as a local swim lane to get to local consumers. And I am not going to mention any names, but if I said the names here, the partnership potential on Patch are --

---

Unidentified Participant

I was just going to say, have a bunch of guys approached you trying to buy pieces of Patch?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, I mean we had -- probably just last fall basically, trying to buy Patch from a major media company. And the standpoint is, is Patch going to get more valuable or less valuable from the more valuable, and it's absurd that the Starboard people are saying, oh, one of the things we should think about is shutting it down immediately. First of all, if you are going to do partnerships and you're going to work on some of this stuff, the last thing you want to do is have somebody again outside your shop screaming this is a bad idea, shut it down.

In the face where you have some of the smartest CEOs on the planet coming in to -- we have somebody coming in at the end of June, bringing their whole executive team in from a major, major, major brand in the United States, and they are going to spend the entire day with us, the whole executive team, basically --.

Unidentified Participant

About Patch?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- about Patch. They're basically -- no, about Patch, how do we basically help them connect locally, and we have those meetings a lot now and I think it is a big opportunity.

Unidentified Participant

And one of the things you said is you might be able to bring costs down a little bit over the next couple of years and revenues go on kind of doubling?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, we brought the cost per town down pretty – double-digits already, and I think we are getting smarter and smarter about how to do it. And look, let me just say one thing and closing on the Patch situation is I've spent the last 20 years of my career basically in either local – I had a local

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

newspaper when I got out of college -- or in Internet stuff. And I -- basically, every point during my career, I left the newspaper to essentially go work in the Internet space. I worked at IDG, the first launch of their first Internet magazine.

I went to work for Paul Allen at Starwave, the first content company. After that I worked for Rick Scott, the governor of Florida now. We bought a company called America's Health Network, made it digital, so it to News Corp. Went with a bunch of people from Starwave and some other folks, Snowball, we took it public with Goldman Sachs, and it ended up getting sold it to IGN * -- sorry, to News Corp -- IGN got sold to News Corp.

I went to Google early on. Google was a technology company when I got there, and they hired me to kind of ramp up advertising. I longed launched AdSense when I was there, which is a publishing -- basically putting ads on other publishers sites I started Patch. I started Associated Content when I was at Google, which sold to Yahoo! for $100 million, and that started -- I started with my roommate from college, basically.

So the choice I think you are facing at AOL right now is I'm an investor that invest ahead of the curve in front of what other people invest in, and I think that comes with a lot of arrows, and I think AOL gets a lot of arrows. But the reality is, I think the strategy we have -- I'm going to tell you two things which I think will come true in the future. Silicon Valley is going to get more commoditized over time. Everybody is pig piling into the same spaces, and if you want an example of that, go to a Best Buy and look at all the phones that are set up there. And from 20 feet away, tell me whether or not you can differentiate any phones. And I think the same thing is going to happen with services online. Everybody is trying to provide the same services --.

Unidentified Participant

Like Pinterest or like --.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, I mean everyone is piling on features. And I think the opportunity set is content is going to really end up differentiating, and services will end up differentiating those platforms. And I see this already from the Silicon Valley partners. They want more and more of our brands and contents overall. That is number one.

And then number two, I think the companies that are best at serving humans needs, like I think AOL should be the most human company on the planet, and what I mean by that is Patch is a good example of this. A lot of the other stuff we do, like TechCrunch or Engadget, those things, they fill a real human need. And over time I think us being the most human company to do that is going to be a big differentiator, but from the worst merger in history to two years and five months later --.

Unidentified Participant

(multiple speakers) We need to lead the human things. We need to go back to numbers. Let's go to Devil.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

All right.

Unidentified Participant

Okay, so Project Devil is his national initiative. He's trying to make it an industry standard. Let's talk about metrics around this wonderful, basically full-page roadblock in Internet. He invented it. Very innovative at the time. Now it is becoming industry-standard, so you would never know you invented it but tell me about metrics. What are the CPMs compared to the overall before you invented it? How likely is it it could become a standard and, therefore, make it really easy for the advertiser to use?

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So basically going back to the human principal quickly, what we decided was advertisers have lots of content. And on our average pages on AOL, we used to have 7 to 14 adds on a page. And we basically started testing this premise of what if we just took the same amount of real estate, not more or less real estate, but the equivalent of 7 to 14 adds, gave it to one advertiser and put a content management system deeply behind it from a content business. Would the consumer get a better result? Would the advertiser get a better result? And could we charge more than we could for the 7 to 14 ads? You know, the answer is yes, so the Devil basically on average get somewhere between a $40 and a $50 CPM for us, where the average on the Internet is probably -- single digits –

Unidentified Participant

CBS gets $30 CPM. CBS, the number one metric network in America. Even though they are going to have [odd] rates of 12% this year, they still don't get your CPM.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Well, I think a part of it is -- and we have it on a fraction of our inventory right now, but our job is to grow it. It is growing quickly, but we basically became an industry standard in roughly 16 months after we launched it. And by the endorsed it, it got the IB award for the most innovative new ad format.

Unidentified Participant

Advertising.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And from the standpoint of where we are going with it now is we are taking it from being a format and something that performs really well into being a technology platform we are putting into ad agencies. So one of the things I often did at the Google lot was work directly with Maurice Levy of Publicis. And we took -- I led the one that was Susan Wojcicki did the acquisition at DoubleClick at Google. And the premise there was to build a stack of services that not only could serve publishers but also be put into ad agencies. And essentially at AOL, we've been doing the same thing in the brand ad space overall. So it would be fantastic if we can take the Project Devil stack plus ADTECH, the other things we have in the video, and put them right into agencies.

Unidentified Participant

And roll them out, because then they would use them all the time.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, and that is what we are essentially working on doing.

Unidentified Participant

Those are amazing CPMs, and they are limited by supply and demand. So you actually have the only supplier. You can raise it or lower it, depending on your demand. So you can hold price.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And we also just -- as you know, there are a lot of premium publishers who want Devil as well, so we just launched the Devil network putting Devil on other premium publishers sites.

Unidentified Participant

Oh, I didn't know that.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So we are going to work with them also to basically put it out as a platform to the Web, but really make it high quality and high engagement. The results are substantially higher in the minimum side. They are seven times the average results for Internet adds, and at the high-end they can go up to 50 times the consumer interactions.

Unidentified Participant

I want to talk about personal cost.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

I literally don't think you've slept in the 2.5 years since you've been the CEO of this Company.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

That's because I have little kids.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, and I told you bullshit. I told you it was the job, so I don't agree with you. So tell me about is it what you expected? Did you expect the fire fight that it has become? You knew it was a turnaround of an Internet property, never been successfully done before. More than you expected, the same? Tell me about the personal cost on you.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, I think, look, I think there is no personal cost to it.

Unidentified Participant

Really?

16

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I think it has been -- it's very challenging, but I knew it was going to be challenging. And I think the bottom line is when you're in a job like I have or other executives, like you know what you are signing up for. So I --.

Unidentified Participant

Do you? You did?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

What you expected?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I just remember my dad served --.

Unidentified Participant

Your wife should shoot you, by the way.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I know, she's -- but my dad said something to me the day I started. He served two tours in Vietnam, and he basically said you are starting basically. And after 10 years of being inside of Time Warner, there is probably a lot of stuff you won't know about and stuff you'll run into. But the reality is do you fundamentally believe in the vision of where you -- the intranet space? Well, do you think AOL has a place in that world and where could it fit?

My feedback to him was it is really -- we should be the swift kind of arms dealers of content, because it was easy to see in my chair at Google that things were going to get more commoditized over time and that the quality on the Web was going to go up; content was going to go up. And there was a huge opportunity in brand advertising, so his parting words to me that day were you basically have to mentally burn the bridge behind you and say --.

Unidentified Participant

Oh, wow.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- in general, you have to follow this through and focus just do your best job, hire the best people --.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

And don't look back.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And don't look back, and I think from the standpoint of where – I am never going to write a book, I am never going to talk about what happened at AOL publicly, but I see the difference in the Company from where I started to where it is today. And I think there are a lot of things we could have done better and a lot of things we can still work on, and I think we have corrected a lot of those things.

But if you look at the sum total of where we were and the sum total of where we are today, the first articles that came out when I went to AOL was AOL is going to die in 12 months. We had $100 million in our bank account. We had probably expenses, $150 million of expenses we were going to have to pay off. And it is not inconceivable the Company wouldn't have been in business if we hadn't acted really quickly.

But let me tell you one thing, just sincerely, is our Board of Directors basically I think has made some of the toughest decisions of any Board. At the first Board meeting we had, they basically asked them to reduce the company employee roster by 2300 people.

Unidentified Participant

Which was what?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

The first 10 minutes we were in the Board meeting.

Unidentified Participant

20%?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, some of us 30%, actually. So at that time period, I think we have done that. We have basically sold ICQ. We had to deal with the government or the Treasury Department. We were six hours away from going to Obama's desk for things that our Board had to deal with. So we've had all of these huge decisions that have brought AOL to where we are today, which (inaudible) is a good place. And you look at it probably the largest single areas of competition in the Company that we can get compared to the most, and look at the decisions that have been made at AOL to where we are today versus the decisions of bad Board probably could have made.

Unidentified Participant

Yes, very bad Board.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

We have had a really high-performing Board and people who really care.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

Well, let's talk about the content strategy, because I will tell you we never had the new fronts before. So new fronts, they did this digital upfronts which is – it was kind of based on the broadcasters. Loved the fact that the industry was acting together, loved the show you put on, and Vivo and Yahoo!, really liked all the original content. Let's talk about your content strategy, and since I'm a Wall Street analyst, I am interested in the cost.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

I am interested in did you sign any business up in your upfront, or was that not a goal? Or what were the positives, both kind of tangible -- I'm interested in economics – and non-tangible of doing the upfront this year?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so three big positives, one has nothing to do with AOL. One is the first time TV and Internet have gotten planned together in the same planning process, and I think --.

Unidentified Participant

That's a big deal.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

It's a big deal. I met with the largest TV buyer in the US, and they were trying to target 5% to 15% of our dollars out of TV into the upfront for digital. And I don't think that was going to happen and he didn't either, but that was the goal. Because I think this is the first year it got planned together. The people operations behind that next year and the year after will really kick in. So I think you will start to see tremendous amounts of money. So I think that is a huge positive. For us in particular was our chance to basically light up our new AOL on brand, which is our video brand.

Unidentified Participant

It's on that because I thought that was very cool.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so basically we have 14 curated channels, which were all high quality. They basically fit as a front end to a very large distributed network which has two components to it and it's in Europe.

Unidentified Participant

Better give us some names, because I don't think -- so it's like AOL on parenting.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, AOL on parenting, AOL on -- there is a women's channel, there is a sports channel --

---

Unidentified Participant

Do you have comedy?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Comedy.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So we have, out of the top 15 or so content categories, depending on the month we have seven or eight of the number one video verticals.

Unidentified Participant

And it's all video all the time. So if you want video on sports, you go there, or video on comedy. So it just kind of helps to organize the content of that.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

It's a wrapper. It's an organizational wrapper around the rest of our business. And from that standpoint we also have 30,000 other publishing partners that we put video onto as well. So this is an owned and operated plus a giant video --

---

Unidentified Participant

Affiliated network, just like the old days, broadcasters.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- network. This is another example where we basically had very little money. I mean we probably had a couple million dollars in video revenue two years ago, and we will get into the tens and tens and tens and tens and tens and tens of millions of dollars --

---

Unidentified Participant

That's a lot of tens.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- this year of video revenue. So I think that opportunity is really substantial. And then the third thing with the upfronts, which I think was very positive, we actually got a number of customer transactions done.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

No kidding?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

At the upfront, which was great.

Unidentified Participant

And are they spot commitments or are they commitments for fiscal '13, which is normally what an upfront is?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so there are commitments going through probably the second half of this year into '13 as well, so --.

Unidentified Participant

Okay, wow.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And actually it's funny, one of the things I -- which our bet has been on quality is some of the quality programming we did, it's really inexpensive for us to do. And partnerships we have done, people committed on the spots like while we were giving the upfront presentations --.

Unidentified Participant

And they pulled you aside and said I will put $2 million?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I got e-mails from people when I got off stage basically that said, you know, (multiple speakers)

Unidentified Participant

I am in for --.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I am actually a buyer for X and I want that property, I want this property, so --.

Unidentified Participant

Oh, that is amazing.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So I think digital will work a lot more like the traditional media space will over time.

Unidentified Participant

One of the things I like that Tim did that no one else did is they had – they put us in three different rooms. So they broke the audience up into threes and then he moved us along. So he showcased all of the hot post stuff, which technically is a video, but since you had us all you may as well run us through. And Arianna got up, when are you guys -- there was a rumor, he said here's a book, four colors. Do you like any of these ideas? Come to us and we will work with you. So if you're a really hands-on advertiser like Pepsi or AMEX, you could come to the AOL folks and they'd create kind of a sitcom show, premium video content around you.

And then the last place you stopped off was while we look at like AOL, here is the program, Eisner produced it, he is an old line television producer, one of the best on the planet. And if you want to buy a little spot and just plug and play and not do any work, here is where you do it with us. So you really gave advertisers a lot of choices to be hands-on, hands-off, but you gave them the ability to see the programming ahead of time and the credentials of the people sitting behind the creative aspect.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so we had -- we had a big partnership with Michael Eisner. I just got a note from him on Friday night which was basically we have a thing called Little Cars, Big Women, one of the programs we did --.

Unidentified Participant

That was funny. You showed us the clip on that.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

We did with him. So basically we started off, the viewership went from 75,000 people watched it the first week; 150,000, 300,000 --.

Unidentified Participant

Each week?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Each week, progressively up. So one of – the note he sent me was basically, I think there may be a way to crack this more of appointmentship viewer stuff on the web. And I think from that standpoint, there's a lot of exciting things there. And I think from a cost structure point, I mean the stuff that goes publicly against us now with Starboard is they're saying, oh, they have $500 million jacked up against their content costs, well, they call it display. We don't have a display segment, so I'm not sure exactly what is in there, but basically, they have taken all the costs of the entire company and basically put it against one --.

Unidentified Participant

Yes, one revenue stream kind of -- yes.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And from our standpoint, the thing that we're excited about is the ability to create content at a reasonable cost but have partnerships on a global basis with some of the biggest partners in the world who actually will monetize at a high level. So we think over time, the content business is going to be a very profitable business for us.

Unidentified Participant

So you said that in connection with the Eisner comment, so I am kind of lost on that. So I know Michael is also – isn't he also taking -- my recollection of this, and tell me if this is wrong, is Michael is doing six-minute segments that aggregate up into 90 minutes?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

And then you are selling that offshore or did I make that part up?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

I made it up?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, and then we basically are – there are different windows. So we're basically looking at different windows, structure --.

Unidentified Participant

Like the film – like the film business?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

(multiple speakers) And then basically, we are bringing sponsors in also across each of these different types of programming ideas we are doing and allowing them to ramp up basically their spend based on the different programs. So as an advertiser, you would come in and choose one specific program or we could --.

Unidentified Participant

And be like the sponsor for the whole deal?

23

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Or you can sponsor if you are interested in women's lifestyle, we can bundle a whole bunch of things together for you.

Unidentified Participant

And measurement, who is measuring the ads here? Is it discussions, is it self?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

We are measuring it. We're actually -- one of the things we launched which was innovative, I think, and helped us a lot, basically get us off the ground, was the ability for advertisers to basically measure and pay based on real audiences against --.

Unidentified Participant

As opposed to?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Well, I mean, as opposed to just blanket views overall. So I can go into detail if you want, but there's a whole bunch of trends happening on the Internet right now which are important. One is basically a lot of technology basically starting to pull apart impression basis, based on exact audience demographics as well. So a lot of traditional media and a lot of media get spots just on big blanket, this is my circulation, those things.

And what is starting to happen now with technology is being able to basically price things by audience segment broken up. So our ability basically to have a very robust video offering to allow people to pay and measure by different segments within the audience itself, I think over a long period of time it is going to create a big defendable moat for us.

Unidentified Participant

Sounds like it, yes.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Because as advertisers get more hooked on more data more often with more ability to augment what they are doing, there is a very big opportunity for us to --.

Unidentified Participant

I'm going to turn it to the audience. The one thing I want to say that Tim probably can't say is that when we were in the upfronts for the broadcasters which were two weeks after yours, all of the broadcasters stood up on stage and said, buy votes with us. Buy our TV upfront which you will commit to from September to next June, but also buy our CBS.com, NBC.com, ABC.com.

And I talked to a lot of digital buyers, digital salesmen for those companies at the upfront and they said, we don't want to bundle anything. And I said, well, your CEO just got up on stage and said you did. They said, here is the problem. That a network CPM is around $30 per 1000 and the digital

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

CPM right now is $35 to $40, so we actually will only bundle if an advertiser insists because it is young demos, it is highly measurable, and the CPM is higher.

So when an advertiser says, sure, bundle my CBS buy with my CBS.com buy, of course they want it. It is a $30 price point, not the $35 or $40 price point. So one of the things that leaves is you are getting higher price points on your professional video because the supply is really limited and the demand is really big.

So I will now go to questions, and you need to use the mic. So, Owen, would you mind -- guys, can I have a mic? Owen, would you mind just handing him the mic? Otherwise, we have to have Tim repeat all the questions because you guys webcasted this, right?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

Thank you, Owen. Thank you.

QUESTIONS AND ANSWERS

Unidentified Audience Member

Thanks. Increasing focus on who are the winners and losers on the move to mobile, and the disruption revenue first. I saw a number this morning in the report that it was -- estimate was one-fifth of the value, CPM desktop to mobile for the same content.

Could you talk about how your various properties -- what you feel is well-positioned or more challenged by the move to mobile?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, sure.

Unidentified Participant

Well, let me just say one thing, right? So Joe Kennedy of Pandora was just on, and that is not the right number for some content because he told you this morning that he is $63 on the desktop, $20 now on his mobile; exact same content, no different. Same number.

Unidentified Audience Member

I missed that one.

Unidentified Participant

Okay, so that's one-third.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Audience Member

I am referring to the Goldman report that came out this morning.

Unidentified Participant

Okay, yes. That might be different, but just as a --.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So really quickly on mobile --.

Unidentified Audience Member

(inaudible) is right or wrong too, for what you are saying.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, so -- well, let me just say some high-level things, and then let's talk a little bit about what's happening with mobile pricing and that stuff is. So one is what we are seeing on our properties is mobile growth, which is consistent and constant. I think mobile, I think we include if you put in the iPad, those things, I think you are going to see continued very strong growth of mobile content overall.

I think two is it is not dissimilar to like a Project Devil theory we had with the web, which is most of the mobile advertising units and focus were kind of like desktop to mobile that kind of like just try to migrate straight from desktop. And I think there is a really big opportunity on that, which we are working on actually with Pictela; the company we bought which is the background of Devil now, we have a new mobile product out now for that, which is essentially Project Devil for mobile.

So I think as the ad units improve for mobile, you're going to see pricing going up. And then what you have which is just like the start of the Internet, which is you have mass consumer adoption. You have most companies not organized to buy mobile yet overall, so the budgets haven't gone. The people haven't gone over there yet. So there is going to be this time period where there is mass consumer adoption. There is going to be lighter advertiser adoption and probably lighter pricing until more people basically get into --.

Unidentified Participant

Until the advertising.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- the standards, and there's more standards around it --

Unidentified Participant

And measurement.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

-- in general. And I think you are seeing the formation, like there is an MMA formation right now, Mobile Marketing Association, and things that will help get mobile really organized to get more customers over. So here are the facts on pricing and interest and those things overall, is what we see is basically -- I said last summer I think 75% of the RFPs we get at the Company had mobile requests against them. So I want to buy this big program, but I will also take mobile if you have it.

Close to 100% of the RFPs coming in now have mobile attached to it. And from that standpoint if you read these RFPs, a lot of them basically don't know exactly what they want on mobile, but they basically say if there is a mobile component to it as well, I would like to --.

Unidentified Participant

Show it to us.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Show it to us, I would like to buy it. So I think if you fast forward a year from now, I think what you will see is that mobile will become a more stringent requirement, basically saying I would like mobile with this. This is the technology platform I would like with it. This is the measurement --.

Unidentified Participant

Let's experiment for a while and figure out which works.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

They have to experiment with it in general. So I think we are in -- if the Internet is in inning two or three right now, maybe two, mobile is in the pregame warm-ups, people get their uniforms before preseason starts. I don't even think people are playing preseason when they use mobile.

Unidentified Participant

And I think we can use Pandora as a -- it took two to three years, right, so desktop is about two to three years ahead of mobile. And so -- but mobile, they're at 25% sellouts in mobile now and at 70% of their listening. So again, mobile growth growing exponentially, hard for advertising to keep up.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes. So from that standpoint, I think the benefit with mobile is if you think about it, and this is what we talk about a lot. And actually, we are just launching our first mobile first property, which is Games.com, which we have one of the premises we are working at on at the company, I was redesigning our properties from a noble first perspective which sounds simple. But essentially because when you have big brands, every one tends to take their brand and try to put it onto a small screen, Games.com we started on the small screen and it automatically expands as you get to bigger --.

Unidentified Participant

Makes sense. You can do more. You can put bells and whistles --.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

And from a consumer standpoint, this is how I talk about it internally, is it's essentially Coca-Cola. As a brand perspective, you want the Coke in the 12-ounce bottle to taste the same as it does the 16-ounce bottle, the 32-ounce bottle. And I think people are making mistakes because they are -- you have one consumer on the other end of all these brands. You might use the desktop version, you might use the mobile version.

And the opportunity is to give them a unified experience across both screens with one consumer on the back end. And I think from that standpoint, advertising is the same thing. Your ad products have to work agnostic to screen, but the experience has to matter and your brand has to matter for consumers. So I think (multiple speakers).

Unidentified Participant

Consumer experience has to be – and I think – so Tim spoke at the National Cable Show in front of 5000 people with a bunch of cable operators. Boy, was that -- I thought it was great. It was a great panel, but one of the things you really hammered away on which I think is a really big idea is mobile first.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

Because for sure, cable operators don't think about mobile first, because they have been sent in the home with wires. But I think mobile first on the content side and in the future, I do think that is going to be the consumer's primary experience. If Pandora is indicative, 70% (multiple speakers)

Tim Armstrong - *AOL Inc. - Chairman & CEO*

I think cable companies have a huge opportunity.

Unidentified Participant

For mobile first?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes.

Unidentified Participant

Really?

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Because basically when you're traveling around now, if you look at your wireless connectivity, I think the investment that they're making, they're showing up all over the place. So if you could put together a unified (inaudible), they will do it. But if you can put together a unified experience as a cable (multiple speakers).

Unidentified Participant

That's interesting. What else?

Unidentified Audience Member

Tim, I just wanted to ask you about the statement that if Starboard wasn't there, you kind of implied the stock would be up more on the patents, and congrats on the patents. That was a big number and we're shareholders. If they weren't there, I think the stock went up about $10 and you've got about $10 per share in cash. So I can see there is -- and there's more patent monetization to come perhaps, so I can see your argument.

But if Starboard wasn't there, I think we as shareholders might have a worry that that billion would be a war chest to go out and do other acquisitions like Huffington Post that a lot of shareholders arguably didn't agree with and thought you overpaid. So help us understand your statement, the stock would be higher.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Sure, let me clarify one thing. What I was saying was that if we had shown up in Q1 and had OIBDA growth, so basically take – the patents were $10 a share or whatever, because that was basically the bucket of what we sold. If our advertising business -- I think there are some customers that sat on the sidelines during Q1 because of the Starboard situation and didn't make the big commitments. And we were off by $5 million basically showing year-over-year OIBDA growth. If we had grown -- well, let me ask you a question as an investor. If we had grown during Q1, OIBDA, plus then the patent transaction, what do you think would have happened to the stock?

Unidentified Audience Member

All other things equal, the stock would be higher. But like you're telling me that advertisers make such short-term decisions like advertising just in the Q1 revenue window, that decision was affected by the fact that Starboard had filed the (inaudible) late?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

No, actually, what advertisers do is they make four-quarter decisions in Q1 and they basically -- a lot of them are doing -- some percentage of them do it probably between November and December, and then a whole bunch of them do it to them between January and March.

So this is from my personal experience is when our sales team -- you've got to remember, when we left – we were leaving December with serious momentum two quarters in a row of beating earnings, stock on an uptick, basically lots of cultural momentum at the Company, lots of huge customer conversations happening in general. And then we get the Starboard letter and everybody has their freeze, right? We were a head start in the patent process, all that. Our January Board meeting becomes what do we do about Starboard? What is this? What do we have to do, those things.

And the same thing happens inside the Company. So the customers start calling and saying, what is this? Starboard says the content business is a good business. I'm about to do a big deal with you on this property or this. Should I wait; should I wait to find out what happens? They put out their second letter with a patent transaction thing, sell Moviefone and MapQuest.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

We were in the middle of doing huge upfronts with all of the movie studios in Los Angeles around a bunch of big deals. And when that stuff gets into our press, it's in the front of Adweek, Ad Age, those things, those executives take a step back and say, wait a minute; am I going to do a huge Moviefone commitment right now?

Unidentified Participant

Who is going to own you.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

In the middle of -- why don't you guys come back to me in four months.

Unidentified Audience Member

Can those agreements in February actually affect unsold inventory for the month of March? I just don't -- I'm a generalist.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, I mean – so what happens is when customers basically get up to the end of the year, they typically have fiscal years that stop December 31. Hopefully what happens is basically between January 5, because things don't start right away, and say February 20 or so, people make a whole bunch of huge upfront commitments.

When you look at our signed insertion orders per year, there is a huge – we track this closely. We look at every single customer we have stack-ranked. What date the year before they made their purchase from us, how long it was for, how much it was for, those type of things. And I think from that standpoint if a customer doesn't get started in January or February, you are chopping one-third out of that – one-third or two-thirds out of that quarter.

So I was just being honest with you. I am a huge personal investor in the company, also. Look, I would love to say it didn't have an effect. It has an effect. By the way, it also affects talent. I think as an investor, one of the things you should be concerned about is if you are a salesperson and you're out putting your personal reputation for sales, there's two things. What are the company's products and what is my personal reputation I am bringing to the table?

If you are a salesperson and your -- there's 30,000 open jobs at the top five or six Internet companies right now that people are trying to recruit in and hire. In the situation where you're a salesperson, you can't sell something; and you are a very talented salesperson and you know at the end of the quarter it is going to come out of your pocket and commission, and you are getting incoming calls from other companies that want to hire you because all of the other companies know who the top salespeople are; you have a higher propensity to take that call, a higher propensity to leave our company at the time period.

And from that standpoint, as an investor I've heard this from the investment community, investors say, oh, why do you even bother to pay attention to Starboard? We've never even heard of them before. Why don't you guys just run off and do your business and don't worry about it? And my feedback to them is, having my hands at 10 and 2 as the operator at the Company, I see the effect it has. And look, I would love to say it is zero. It is not zero.

And so from -- do I think our Q1 results would have been better? Probably. Do I think we would probably -- have we lost any talent over it? Probably. Overall, have we gained some talent because we recruited people in? People are very interested in coming to work at AOL, but swapping somebody out for somebody coming in, it's a really six-month transition cycle.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

So as an investor, I think it would -- by the way, I would say this. I think putting somebody on our Board who has been out screaming that our strategy doesn't work overall, as a personal investor, really bad idea. And as an investor, I get the fact that investors say, oh well, what is it going to hurt? Just put somebody else on the Board who is going to bang pots and pans around a little bit.

The problem is, you have 6000 people inside the Company. We have 30,000 publishing partners, tens of thousands of advertising partners who watch what we are doing as a business in a highly-competitive landscape where our competitors all have long-term visions, long-term abilities and long-term investments. You read the articles in the Wall Street Journal yesterday about Groupon and Google, how much have they spent on local?

Unidentified Participant

Henry, do you have something?

Unidentified Audience Member

Thank you.

Unidentified Participant

Who else has a question?

Unidentified Audience Member

Hey, Tim. How are you doing? I am just curious, you spoke a little bit about very significant growth in your video revenue. Where is that coming from? Is that mostly advertised dollars, product placement? Where is that tremendous growth and why?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

So video revenue is coming from two places. And one, they are different actually by region. So in Europe, it's coming by cost per view, which is we acquired a company called goviral, which has been an awesome acquisition for us and has great margins, very fast growth.

And goviral basically goes to an advertiser and says, if you are a Nike, for instance, and you are going to produce something for the World Cup, instead of just paying a CPM where you kind of blast your videos out overall, I will basically guarantee that we will hit a certain amount of view for that video in the target area you want, target demographic.

So that product is going really quickly and it is actually starting to migrate to the US as well. So that is one area. And that is a very specific model, that cost-per-view model.

The second model is basically a CPM driven model in the US, which runs on our Owned & Operated properties and runs also across all of the network partners we have in the US. And I would say that model is growing very quickly, lots of, to your point, constrained supply, high demand.

And I would also -- one of the benefits of the Huffington Post acquisition was Huffington Post basically had almost – they had 4% of their pages had video views on them. Now we're up to almost 70% of the pages on Huffington Post have video views. So from that standpoint, I would say video is a big opportunity on that singular property but also for us as a business.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

And I would also just say, going back to the comment of whether or not we overpaid for Huffington Post, I think as a brand I would argue that Huffington Post is worth a lot more than $315 million. And when you take out the tax benefits we had, we paid well under $300 million for that brand.

And if you look at companies like an Allrecipes or something that was user-generated content, much smaller than Huffington Post and losing a lot of money, traded for $200 million, and there's a lot of examples of that. As an investor (inaudible) Huffington Post and to question whether or not we paid for it, I would say on the open marketplace that type of investment when we are layering in video, or layering in international stuff, that is going to be a very valuable investment for AOL shareholders. And I think video is going to be a big piece of that.

Unidentified Participant

Can you quantify -- I know you guys don't break it out, but is there – can you give us any kind of quantification of what video revenue was, and what it is today, and what it will be next year? I mean is it doubling every year? Is it –?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Oh no, it's going up by -- yes, it is triple digits, going by triple-digit percentages, so it is growing 100%.

Unidentified Participant

Okay, but you just have it within – how do you -- does it just get varied?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

It is bundled inside advertising overall, but –.

Unidentified Participant

But it is helping to drive ad growth.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Because we're also transitioning a lot of our inventory to video. So things that used to be banner we can actually put in video in those, like just a lot of the stuff we're doing in The Huffington Post. So I think in general, quantifying, again I was shocked when I got there because it was so low. But it was probably a couple million dollars -- I don't know, I don't remember off the top of my head; $2 million or $3 million.

Unidentified Participant

But it is just growing like --.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

It is growing exponentially.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Unidentified Participant

And I see like a 10-year runway for video growth, digital video growth.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Video is going to be enormous. Mobile video, everything.

Unidentified Audience Member

Tim, as a follow-up, you said there was tiered pricing when you got into the pay-as-you-go model. What is the efficiency there? So does the 100 million views as ex pricing and the 200 million to 300 million views (inaudible)?

Tim Armstrong - *AOL Inc. - Chairman & CEO*

On the cost-per-view model?

Unidentified Audience Member

Yes.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, the cost-per-view model essentially -- you know, there are efficiencies as you do more views. But essentially, the advertisers typically know what a single view is worth and what target they are going after. So the advertisers typically will actually pay -- if it is a dollar per view they are willing to pay or whatever, it is almost like AdWords and the fact that basically you set your maximum threshold you are willing to pay, and then we deliver against it.

So from that standpoint, some advertisers have variable models, but a lot of the cost-per-view stuff as I know it, I know what I am willing to pay and I will pay up until that amount as long as you get me the volume.

Unidentified Participant

And last question is this gentleman over here.

Unidentified Audience Member

Tim, just one last question I guess from the audience. You know, you mentioned the human connection for AOL. It resonated well with me. And my question is, right now, what do you think or what do you know the percentage of your salespeople sales are directly to the brand or indirectly to the brand groups and what percent are the agencies? What do you think it was two or three years ago? Has it grown more to be an agency sale or a brand sale? Because brands are -- brand managers are really concerned with that connection with their customer.

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JUNE 05, 2012 / 3:00PM, AOL - AOL Inc. at Needham & Company LLC Internet & Digital Media Conference

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Yes, I think in general, probably -- I don't know the number -- it is upwards 70% plus of our sales come through the agency channel overall, and that number has remained fairly constant over time. There are deals, megadeals that we have done which are outside the agency. But the agencies end up getting mixed into that as well.

And one of the things I think smartly, having spent many years doing this is doing brand direct deals can be really powerful in general. But that being said, most of the brands don't have the manpower to implement the deals when they do them. And two is, done correctly when the agency channel, which I believe in, I think there are tremendous room for growth and opportunity with agencies overall.

And some of the meetings we have been having recently are with the CEOs from the holding companies. I'm going to Cannes, France in two weeks to spend a whole bunch of meetings with the CEOs of different agencies. And typically, just about – once a week right now, sometimes twice a week, but once a week I have a CEO agency lunch that I do.

So I've met with probably 15 or 20 agency CEOs during the course and since the beginning of the year this year. And I think in that space, we have a really big opportunity to have bigger and bigger partnerships.

I am not sure whether you want us to do more or less or why you are asking, but I think that agency channel piece for us is already significant and it can be a lot more significant.

Unidentified Participant

Okay. I am going to call it there. Thank you so much, Tim.

Tim Armstrong - *AOL Inc. - Chairman & CEO*

Great, thanks.

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Forward-Looking Statements

This transcript may contain “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. Words such as “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “will,” “believes” and words and terms of similar substance used in connection with any discussion of future operating or financial performance identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Various factors could adversely affect our operations, business or financial results in the future and cause our actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the “Risk Factors” section contained in our Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”), filed with the Securities and Exchange Commission.  In addition, we operate a web services company in a highly competitive, rapidly changing and consumer- and technology-driven industry. This industry is affected by government regulation, economic, strategic, political and social conditions, consumer response to new and existing products and services, technological developments and, particularly in view of new technologies, the continued ability to protect intellectual property rights. Our actual results could differ materially from management’s expectations because of changes in such factors. Achieving our business and financial objectives, including growth in operations and maintenance of a strong balance sheet and liquidity position, could be adversely affected by the factors discussed or referenced under the “Risk Factors” section contained in the Annual Report as well as, among other things: 1) changes in our plans, strategies and intentions; 2) continual decline in market valuations associated with our cash flows and revenues; 3) the impact of significant acquisitions, dispositions and other similar transactions; 4) our ability to attract and retain key employees; 5) any negative unintended consequences of cost reductions, restructuring actions or similar efforts, including with respect to any associated savings, charges or other amounts; 6) market adoption of new products and services; 7) the failure to meet earnings expectations; 8) asset impairments; 9) decreased liquidity in the capital markets; 10) our ability to access the capital markets for debt securities or bank financings; 11) the impact of “cyber-warfare” or terrorist acts and hostilities and 12) the approval of the patent transaction with Microsoft Corporation by antitrust authorities and the satisfaction of the other closing conditions to that transaction as well as to factors that could affect the manner, timing and amount of the return of any of the sale proceeds to AOL shareholders including the need for AOL to retain cash for its business or to satisfy liabilities.

Additional Information

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